Exhibit 99.1

Unlock the power of proteins TM Codexis Corporate Presentation September 2017 Nasdaq: CDXS 1

Forward-Looking Statements These slides and the accompanying oral presentation contain forward-looking statements that involve risks and uncertainties. These statements relate to future events or our future financial or operational performance and involve known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify forward-looking statements by terms such as ?may,? ?will,? ?should,? ?could,? ?would,? ?expects,? ?plans,? ?anticipates,? ?believes,? ?estimates,? ?projects,? ?predicts,? ?potential? or the negative of these terms, and similar expressions and comparable terminology intended to identify forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Other factors that could materially affect actual results, levels of activity, performance or achievement can be found in Codexis? Form 10-K for the period ended December 31, 2016 filed with the SEC on March 9, 2017 and Form 10-Q for the period ended June 30, 2017 filed with the SEC on August 9, 2017, including under the caption ?Risk Factors.? If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results, levels of activity, performance or achievement may vary significantly from what we projected. Our logo, ?Codexis,? ?CodeEvolver,? and other trademarks or service marks of Codexis, Inc. appearing in this presentation are the property of Codexis, Inc. This presentation contains additional trade names, trademarks and service marks of other companies. We do not intend our use or display of other companies? trade names, trademarks or service marks to imply relationships with, or endorsement or sponsorship of us by, these other companies. 2

Welcome to the Protein Revolution 3

4 Digital Revolution genomics revolution digital revolution moore?s law genomics revolution estimated based on historical growth rate desktop computer laptop computer smart phone current capacity human genome project 1970 1980 2000 2010 2020

Complexity of Protein Structure—Function Relationships DNA Code Protein Structure Protein Function Infinitely Complex 5

The Protein Revolution ? Now Is the Time High DNA Protein Artificial Throughput Sequencing Revolution Intelligence Screening 6

Codexis ? Leading The Protein Revolution Company History Cumulative Investments Employees 15+ Years &gt; $500m ~115 (65 in R&D) Patents & Applications Protein Project Pipeline * Growing Revenues &gt; 900 worldwide 8 Proteins Commercialized $49m in 2016 + 25 Pre-Commercial (+44% y-o-y) 18% CAGR since 2014 * Codexis Pipeline Snapshot as of June 30, 2017 (https://goo.gl/DZ42Eo) 7

CodeEvolver—Technological Tool of the Protein Revolution 8 high throughtput screening human expertise dna sequencing artificial intelligence function-driven mutations

Project speed driving codexis growth 40 scientists years per project 10 scientists years per project 2 scientists years per project future continued acceleration 2000 2005 2010 2015 9

A Growing List of Markets Served Pharmaceuticals food ingredients biotherapeutics future applications molecular diagnostics industrial enzymes 10

Productivity Improvements Reduce CAPEX SOLUTION Capacity constraints in existing supply chain From zero activity to commercial targets in &lt;12 months 53% higher productivity 19% reduction in energy usage Expensive, toxic chemo-catalyst replaced No new factory needed ? [Codexis] helped avoid the cost of building a 2nd factory to meet the rising demand for Januvia.? Skip Volante, Merck VP R&D 11

CodeEvolver® Licensing Creates Value Across Portfolio


gsk
GlaxoSmithKline

CHALLENGE

How to effectively leverage protein engineering to improve GSK's portfolio?

SOLUTION

- Licensed the CodeEvolver® platform
- Deeply embedded the technology in house
- Applications from discovery to post launch
- Codexis earns front end and back end economics
- Partnership created around shared vision for proteins and mutual success of CodeEvolver®

"We chose the Codexis platform after a thorough evaluation of the enzyme evolution landscape..."
Doug Fuerst, GSK Technology Development Lead, Synthetic Biology

CODEXIS®
PROTEIN ENGINEERING EXPERTS

12

Rapid Product Launch Enabled by Cost-Efficient Process CHALLENGE SOLUTION Healthier food ingredient requires a Commercial targets met in 7 months lower cost process to enable the 20-fold catalyst stability improvement product launch 90+% reduction in catalyst system cost Enabled commercial production of the healthy ingredient &lt; 2 years after 1st project discussion ?We view Codexis as an extension of our internal R&D programs at Tate & Lyle.? Michael Harrison, Tate & Lyle SVP, New Product Development 13

Therapeutic Enzyme to Treat Phenylketonuria (PKU)



In the USA ~1:15,000 newborns have PKU, causing lifelong neurocognitive symptoms

CHALLENGE

Besides aggressive dietary control, no available treatment for > 80% of PKU patients

SOLUTION

- First CodeEvolver® drug discovery breakthrough
- Stability in GI tract enables convenient oral dosage
- > 50-fold stability improvement, *in vitro*
- Efficacy demonstrated in four preclinical models
- Human trials targeted to start in early 2018

"Many individuals with PKU are eagerly awaiting new therapeutic options. CDX-6114 holds the potential of being an attractive treatment for PKU."

Dr. Gregory Enns, Professor of Pediatrics, Division of Medical Genetics, Stanford University Hospital

CODEXIS®
PROTEIN ENGINEERING EXPERTS

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Improving Sensitivity and Precision in Molecular Diagnostics CHALLENGE SOLUTION Create more sensitive, fluid-based Codexis engineered enzymes for next gen diagnostic tests: earlier, less sequencing with greater sensitivity and precision invasive cancer detection Detection of very, very low concentrations of Detecting cancer has historically target DNA in blood required invasive tissue biopsy Dependable test results without tissue biopsies Ability to tailor enzyme performance to specific sample or test conditions Codexis? first product offerings to customers who are already using others? enzymes. Simpler sales process enables even faster time to Codexis product commercialization. 15

Codexis: Monetizing The Protein Revolution Proven Revenue Generation & Partnering Approaches Engineer proteins sell proteins major partnerships biotherapeutics discovery 16

Growing R&D Revenues * Excludes CodeEvolver milestone revenue and the one-time 4Q?15 royalty settlement but includes amortized upfront revenues from CodeEvolver platform licensees. 17

Growing Product Revenue and Expanding Margins * 2017 Guidance Range Provided on August 9, 2017 18

Growing list of major partnerships driving growth partner type of partnering deal gsk merck t&l (march 17 deal) 2h?17 new partner another new major partner code evolver platform major product (food ingredient) target 2014 2015 2016 2017 2018+ 19

Codexis Biotherapeutics Pipeline PKU CDX-6114 Drug Target 1 (DT1) DT2 DT3 DT4 Step-out opportunities from monetizing biotherapeutics pipeline 20

Consistently Growing Total Revenues * 2017 Guidance Range Provided on August 9, 2017 21

Codexis Investment Summary

Protein Revolution Leadership

- $500+ million invested over 15+ years
- Every project adds to CodeEvolver® knowledge base and enhances value

Deep Relationships with Industry Leaders

- Multiple revenue streams validate the CodeEvolver® technology platform
- Further upside in molecular diagnostics, therapeutics, and new verticals

Strong Financial Momentum

- Forecasted 2017 revenues of $50-$53 million
- Includes >$25 million product sales, more than doubled over past 2 years

Clean, Sufficient Balance Sheet

- $28.8 million as of June 30, 2017

CODEXIS®
PROTEIN ENGINEERING EXPERTS

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Contact Us John Nicols President & Chief Executive Officer john.nicols@codexis.com (650) 421-2388 Gordon Sangster Corporate Headquarters Senior Vice President & Chief Financial Officer 200 Penobscot Drive gordon.sangster@codexis.com Redwood City, CA 94063 (650) 421-8115 USA Jody Cain Lippert Heilshorn & Associates Codexis Investor Relations Partner jcain@lhai.com (310) 691-7100 23